UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ❑

Check the appropriate box:

❑	Preliminary Proxy Statement

❑	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

❑	Definitive Proxy Statement

☒	Definitive Additional Materials

❑	Soliciting Material Pursuant to §240.14a-12

Qorvo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

❑	Fee paid previously with preliminary materials.

❑	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

all around you QORVO, INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! QORVO, INC. 2024 Annual Meeting Vote by August 12, 2024 11:59 PM EDT V50604-P13625 You invested in QORVO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 13, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* August 13, 2024 8:00 a.m. Central Daylight Time Location: The Renaissance Dallas at Plano Legacy West Hotel 6007 Legacy Drive Plano, TX 75024 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. ELECTION OF DIRECTORS Nominees: 1a. Robert A. Bruggeworth For 1b. Judy Bruner For 1c. John R. Harding For 1d. David H. Y. Ho For 1e. Roderick D. Nelson For 1f. Dr. Walden C. Rhines For 1g. Susan L. Spradley For 2. To approve, on an advisory basis, the compensation of our Named Executive Officers (as disclosed in the proxy statement). For 3. To ratify the appointment of Ernst & Young LLP as Qorvo’s independent registered public accounting firm for the fiscal year ending March 29, 2025. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Setting”. V50605-P13625